TRUST FOR CREDIT UNIONS
Ultra-Short Duration Government Portfolio
(the “Portfolio”)
TCU Shares
 Investor Shares
Supplement to the Portfolio’s Prospectus dated December 29, 2017
 (the “Prospectus”)
On October 18, 2018, the Board of Trustees of Trust for Credit Unions approved a change in the name of the Portfolio to the Ultra-Short Duration Portfolio and approved a change in the principal investment strategies of the Portfolio, each effective December 31, 2018.
As a result of the change in principal investment strategies, effective December 31, 2018, the following replaces the disclosure under “Principal Investment Strategies” beginning on Page 3 of the Portfolio’s Prospectus:
Principal Investment Strategies
In seeking to achieve its investment objective, the Portfolio will only invest in obligations that are authorized by the Federal Credit Union Act and the rules and regulations thereunder.
Investments: The Portfolio, under normal circumstances, invests substantially all of its assets (and at least 80%, measured at the time of purchase) in fixed-income securities consisting of the following:
▪
Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and related custodial receipts

▪	Repurchase Agreements secured with obligations authorized by the Federal Credit Union Act
▪
U.S. dollar denominated bank notes issued or guaranteed by banks with total assets exceeding $1 billion with weighted average maturities of less than 5 years, but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder.

The Portfolio expects that a substantial portion of its assets will be invested in mortgage-related securities.  The Portfolio may also invest in non-U.S. government related securities, including bank notes and repurchase agreements secured by non-U.S. government related collateral.  While there will be fluctuations in the net asset value (“NAV”) of the Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest.

Portfolio Duration (under normal interest rate conditions):
The Portfolio’s target duration is approximately that of the ICE BofAML US 3-Month Treasury Bill Index and its maximum duration is that of a One-Year U.S. Treasury Security (the Portfolio’s duration approximates its price sensitivity to changes in interest rates).  Over the past ten years, the duration of the ICE BofAML US 3-Month Treasury Bill Index and One-Year U.S. Treasury Security have been approximately 0.20 and 0.91, respectively.
Expected Approximate Interest Rate Sensitivity:  Three-Month Treasury Bill
Benchmark: ICE BofAML US 3-Month Treasury Bill Index

Please Retain this Supplement for future reference.
 This Supplement is dated October 31, 2018.